MILESTONE

MONARCH LIFE INSURANCE COMPANY

SEPARATE ACCOUNT VA

ANNUAL REPORT (unaudited)

DECEMBER 31, 2022

This is a copy of the annual report of the separate account in which your Monarch Life Insurance Company variable annuity contract invests. We take pride in our continued commitment to provide prompt, courteous service to our contract owners. For inquiries regarding your contract, please call our Annuity Service Center at 1-800-654-0050.

No independent auditor has expressed an opinion or any other form of assurance with respect to any information contained in this annual report.

The investment results presented in this report are historical and are no indication of future performance.

MONARCH LIFE INSURANCE COMPANY

SEPARATE ACCOUNT VA

STATEMENTS OF NET ASSETS (unaudited)

AT DECEMBER 31, 2022

Investments in:	Cost	Number of Shares	NAV	Assets at Market Value	Dividends Receivable	Due from (to) Monarch Life Insurance Company	Net Assets
Government Money Market V.I. Fund	$—	—	$1.00	$—	$—	$—	$—
U.S. Government Bond V.I. Fund	—	—	24.86	—	—	—	—
High Yield V.I. Fund	11,281	1,623	6.45	10,466	58	21	10,545
Advantage SMID Cap V.I. Fund	169,351	7,969	17.98	143,288	—	15	143,303
Basic Value V.I. Fund	130,572	9,784	11.75	114,957	—	54	115,011

The accompanying notes are an integral part of these financial statements.

MONARCH LIFE INSURANCE COMPANY

SEPARATE ACCOUNT VA

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (unaudited)

FOR THE YEAR ENDED DECEMBER 31, 2022

	Government Money Market V.I. Division	U.S. Government Bond V.I. Division	High Yield V.I. Division	Advantage SMID Cap V.I. Division	Basic Value V.I. Division
Investment Income:
Dividends	$—	$—	$577	$1,388	$1,733
Expenses:
Risk Charges and Administrative Expenses	—	—	(152)	(2,084)	(1,642)

Net Investment Income	—	—	425	(696)	91

Gains and (Losses) on Investments:
Net Realized Losses	—	—	(4)	(45)	(339)
Net Unrealized Losses	—	—	(1,799)	(31,074)	(19,094)
Capital Gain Distributions	—	—	—	1,126	11,689

Net Losses	—	—	(1,802)	(29,993)	(7,744)

Net Decrease in Net Assets
Resulting from Operations	—	—	(1,377)	(30,688)	(7,653)

Transfers Due to Terminations	—	—	(6)	5	-

Net Increase (Decrease) in Net Assets
Resulting from Principal Transactions	—	—	(6)	5	-

Total Decrease in Net Assets	—	—	(1,384)	(30,683)	(7,653)

Net Assets - Beginning of Year	—	—	11,930	173,986	122,665

Net Assets - End of Year	$—	$—	$10,545	$143,303	$115,011

The accompanying notes are an integral part of these financial statements.

MONARCH LIFE INSURANCE COMPANY

SEPARATE ACCOUNT VA

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (unaudited)

FOR THE YEAR ENDED DECEMBER 31, 2021

	Government Money Market V.I. Division	U.S. Government Bond V.I. Division	High Yield V.I. Division	Advantage SMID Cap V.I. Division	Basic Value V.I. Division
Investment Income:
Dividends	$—	$—	$531	$1,487	$1,530
Expenses:
Risk Charges and Administrative Expenses	—	—	(164)	(2,363)	(1,643)

Net Investment Income	—	—	367	(876)	(113)

Gains and (Losses) on Investments:
Net Realized Gains (Losses)	—	—	13	790	(65)
Net Unrealized Gains (Losses)	—	—	33	(30,582)	3,417
Capital Gain Distributions	—	—	34	49,387	17,186

Net Gains	—	—	80	19,595	20,538

Net Increase in Net Assets
Resulting from Operations	—	—	447	18,719	20,425

Transfers Due to Terminations	—	—	(1)	3	6

Net Increase (Decrease) in Net Assets
Resulting from Principal Transactions	—	—	(1)	3	6

Total Increase in Net Assets	—	—	446	18,722	20,431

Net Assets - Beginning of Year	—	—	11,484	155,264	102,234

Net Assets - End of Year	$—	$—	$11,930	$173,986	$122,665

The accompanying notes are an integral part of these financial statements.

MONARCH LIFE INSURANCE COMPANY

SEPARATE ACCOUNT VA

NOTES TO FINANCIAL STATEMENTS (unaudited)

DECEMBER 31, 2022

NOTE 1-ORGANIZATION

Monarch Life Insurance Company Separate Account VA (the Account) is a segregated account of Monarch Life Insurance Company (Monarch Life) and is registered as a unit investment trust under the Investment Company Act of 1940, as amended (1940 Act) and is currently comprised of five investment divisions. Three investment divisions of the Account are invested solely in the shares of three corresponding separate funds of the BlackRock Variable Series Funds, Inc., and the remaining two investment divisions are invested solely in the shares of two corresponding separate funds of the BlackRock Variable Series Funds II, Inc. (the Funds), both are open-end management investment companies registered under the 1940 Act. BlackRock Advisors, LLC, is the investment advisor for the Funds.

Monarch Life is a wholly-owned subsidiary of Regal Reinsurance Company (Regal Re). On June 9, 1994, the Insurance Commissioner of the Commonwealth of Massachusetts (the Commissioner) was appointed receiver (the Receiver) of Monarch Life in a rehabilitation proceeding pending before the Supreme Judicial Court for Suffolk County, Massachusetts (the Court). A term sheet dated July 19, 1994 (the Term Sheet) among the Commissioner (in her capacity as Commissioner and Receiver) and certain Regal Re shareholders and noteholders and holders of Monarch Life’s surplus notes (representing approximately 85% of both the total outstanding Regal Re notes and common stock) (the Holders) was approved by the Court on September 1, 1994. Pursuant to the Term Sheet, the Holders transferred their notes and stock into voting trusts for which the Commissioner is the sole trustee, which effectively vests control of Monarch Life and Regal Re in the Commissioner.

Some insurance departments have either suspended, revoked or not renewed Monarch Life’s certificate of authority, ordered Monarch Life to cease writing new business, or have requested a voluntary suspension of sales.

Monarch Life currently limits its business to maintaining its existing blocks of disability income insurance policies, variable life insurance policies, and annuity contracts. Monarch Life ceased issuing new variable life insurance policies and new annuity contracts effective May 1, 1992, and new disability income insurance policies effective June 15, 1993.

Monarch Life, as well as other life insurance companies, perform annual cash flow testing in accordance with the Actuarial Opinion and Memorandum Regulation to ensure adequacy of their reserves.

In February 2021, the Society of Actuaries (SOA) released an “Analysis of Claim Termination Experience from 2006 to 2014” which was revised in August 2021 (the Analysis). Monarch Life’s Appointed Actuary, Kimberly M. Steiner of Willis Towers Watson (WTW), advised that implementation of the Analysis as part of Monarch Life’s cash flow testing would require significant reserve strengthening based on estimates using prior year-end data and assumptions. Monarch Life requested WTW to consider using the methodologies used in prior years rather than implementing the assumptions from the Analysis given the recency of the publication of the Analysis and Monarch Life’s desire to more fully evaluate its impact and applicability to Monarch Life’s policies. Based on past experience studies, management’s position is that their policies and experience more closely aligns with the data in the 2013 IDI Basic table, not the Analysis. However, in February 2022, WTW informed Monarch Life that they had determined that the Analysis would need to be implemented for year-end 2021 cash flow testing. WTW provided a brief

MONARCH LIFE INSURANCE COMPANY

SEPARATE ACCOUNT VA

NOTES TO FINANCIAL STATEMENTS (unaudited)

DECEMBER 31, 2022

NOTE 1-ORGANIZATION-continued

overview of the Analysis and its implementation for Monarch Life which indicated reserve strengthening of $25 million would be required. The amount of strengthening is large relative to Monarch Life’s current net disability income claim reserve of $140.4 million; an increase of approximately 17.8%. Monarch Life did not make any reserve strengthening adjustments relative to the Analysis in its 2021 Annual Statement. WTW then issued an adverse statement of actuarial opinion, and Monarch Life informed the Massachusetts Division of Insurance of this actuarial opinion.

The Massachusetts Commissioner of Insurance, as Rehabilitator of Monarch Life, subsequently engaged Milliman, Inc.(Milliman), to conduct a review of Monarch Life’s individual disability income business with a focus on the new experience study released by the SOA in 2021. Given the importance of the matter, Monarch Life management and the Rehabilitator determined that a second review was appropriate before making such a significant reserve adjustment. Milliman was retained in March 2022, initially, to assess the adequacy of Monarch Life’s disability income reserves at December 31, 2021. This involved a detailed actuarial review of the statutory reserves supporting the Monarch Life disability income block at December 31, 2021, with emphasis on claim termination rates and the applicability of the Analysis. Milliman was engaged with the express understanding that it would be given any information it wished, a mandate to do whatever work it deemed necessary, and with no expectation as to its ultimate conclusions. Milliman completed an independent experience analysis of claim termination rates for Monarch Life’s disability income business reflecting experience from January 1, 2007 through December 31, 2021, and performed additional retrospective testing. Milliman ultimately determined in May 2022 that the reserve basis used by Monarch Life for its disability income business was reasonable and adoption of the claim termination rates included in the Analysis was not required. Rather, Milliman and management determined that Monarch Life’s experience was credible and more closely aligns with the data within the 2013 IDI Basic table. This information was also shared with WTW.

Milliman was then engaged in June 2022 to do a full independent assessment concerning all of Monarch Life’s statutory reserves at December 31, 2021. That process was completed and Milliman issued an unqualified actuarial opinion in September 2022 (on the reserve balance as of December 31, 2021). Due to the difference in professional opinion regarding the applicability of the Analysis, and the above described work and conclusions that Monarch Life’s experience more closely aligns with the data in the 2013 IDI Basic table, on August 31, 2022, the appointment of Kimberly M. Steiner of WTW as Appointed Actuary was terminated, and Andrew H. Dalton of Milliman was appointed as Appointed Actuary of Monarch Life.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of Monarch Life and Regal Re. The Account cannot be charged with liabilities arising out of any other business of Monarch Life or Regal Re and is held for the exclusive benefit of the contract owners participating in the Account.

MONARCH LIFE INSURANCE COMPANY

SEPARATE ACCOUNT VA

NOTES TO FINANCIAL STATEMENTS (unaudited)

DECEMBER 31, 2022

NOTE 2-SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Account in preparation of its financial statements. Preparation of financial statements requires the use of estimates made by management. Actual results may differ from these estimates. The policies are in conformity with accounting principles generally accepted in the United States of America.

INVESTMENTS: The investments in shares of the Funds are valued at fair value, which is the reported net asset value per share of the respective Funds each day that the New York Stock Exchange is open. Investment transactions are accounted for on the date the shares are purchased or sold. The cost of shares redeemed and realized gains and losses are determined on the first-in, first-out method. Dividend income and capital gain distributions received from the Funds are reinvested in additional shares of the Funds and are recorded by the Account on the ex-dividend date.

FEDERAL INCOME TAXES: For federal income tax purposes, operations of the Account are combined with those of Monarch Life, which is taxed as a life insurance company. Under existing federal income tax law, Monarch Life anticipates no tax liability resulting from the operations of the Account.

FAIR VALUE MEASUREMENT: At December 31, 2022, all of the Account’s recurring fair value measurements, which consist solely of mutual funds and marketable securities, represent Level 1 fair value measurements.

NOTE 3-PURCHASES AND SALES OF SECURITIES

Total cost of purchases and proceeds from sales of shares of the Funds by the Account for the year ended December 31, 2022 are shown below:

	Purchases		Sales
Government Money Market V.I. Fund	$—	$	—
U.S. Government Bond V.I. Fund	—		—
High Yield V.I. Fund	567		168
Advantage SMID Cap V.I. Fund	2,515		2,098
Basic Value V.I. Fund	13,422		1,699

NOTE 4-EXPENSES

Monarch Life assumes mortality and expense risks and administrative expenses related to the operations of the Account. Monarch Life deducts a daily charge from the assets of the Account to cover these risks. This charge is, on an annual basis, equal to a rate of 1.4% (0.85% for mortality risks, 0.40% for expense risks, and 0.15% for administrative charges) of the daily net assets of the Account.

MONARCH LIFE INSURANCE COMPANY

SEPARATE ACCOUNT VA

NOTES TO FINANCIAL STATEMENTS (unaudited)

DECEMBER 31, 2022

NOTE 5-CHANGES IN UNITS OUTSTANDING

The changes in units outstanding for the years ended December 31, are shown below:

		2022			2021
	Issued	Redeemed	Net Decrease	Issued	Redeemed	Net Decrease
Government Money Market V.I. Division	—	—	—	—	—	—
U.S. Government Bond V.I. Division	—	—	—	—	—	—
High Yield V.I. Division	—	—	—	—	—	—
Advantage SMID Cap V.I. Division	—	—	—	—	—	—
Basic Value V.I. Division	—	—	—	—	—	—

NOTE 6-CONTRACT CHARGES

An annual contract maintenance charge of $30 may be assessed annually by Monarch Life during a contract’s accumulation period.

Premium tax may be assessed to a contract. Premium taxes (if any) vary from state to state, are primarily calculated on premium amounts, and range from 0.5% to 3.0%.

Withdrawal charges may be assessed to a contract if withdrawals are made in excess of certain amounts or are made in certain years. Withdrawal charges (if any) range from 1% to 5% of the amount withdrawn and the cumulative total of all withdrawal charges is guaranteed never to exceed 5% of a contract’s total purchase payments.

MONARCH LIFE INSURANCE COMPANY

SEPARATE ACCOUNT VA

NOTES TO FINANCIAL STATEMENTS (unaudited)

DECEMBER 31, 2022

NOTE 7-CONTRACT OWNERS’ ACCUMULATION VALUES

Contract owners’ accumulation values for 2022, 2021, 2020, 2019, and 2018 consist of the following:

	At December 31					For the year ended December 31,
	Accumulation Units		Accumulation Unit Value		Accumulation Value	Investment Income Ratio*	Expenses as a % of Average Accumulation Value**	Total Return***
2022
Government Money Market V.I. Division	—	$	13.61	$	—	0.00%	1.40%	0.00%
U.S. Government Bond V.I. Division	—		25.00		—	0.00%	1.40%	-13.85%
High Yield V.I. Division	229		46.24		11,545	5.24%	1.40%	-11.18%
Advantage SMID Cap V.I. Division	315		452.30		143,303	1.69%	1.40%	-18.15%
Basic Value V.I. Division	960		120.13		115,011	11.44%	1.40%	-6.02%

2021	—	$	13.61	$	—	0.00%	1.40%	-1.39%
Government Money Market V.I. Division
U.S. Government Bond V.I. Division	—		29.02		—	0.00%	1.40%	-2.97%
High Yield V.I. Division	229		52.06		11,930	4.79%	1.40%	3.87%
Advantage SMID Cap V.I. Division	315		552.61		173,986	30.20%	1.40%	12.06%
Basic Value V.I. Division	960		127.82		122,665	16.01%	1.40%	19.98%

2020
Government Money Market V.I. Division	—	$	13.80	$	—	0.00%	1.40%	-1.01%
U.S. Government Bond V.I. Division	—		29.91			0.00%	1.40%	4.98%
High Yield V.I. Division	229		50.12		11,484	5.28%	1.40%	5.82%
Advantage U.S. Total Market V.I. Division	315		493.15		155,264	3.52%	1.40%	18.30%
Basic Value V.I. Division	960		106.53		102,234	3.75%	1.40%	1.99%

2019
Government Money Market V.I. Division	—	$	13.94	$	—	0.00%	1.40%	0.51%
U.S. Government Bond V.I. Division	—		28.49		—	0.00%	1.40%	4.91%
High Yield V.I. Division	229		47.37		10,853	5.33%	1.40%	13.72%
Advantage U.S. Total Market V.I. Division	315		416.88		131,251	10.18%	1.40%	27.14%
Basic Value V.I. Division	960		104.45		100,238	11.13%	1.40%	22.19%

2018
Government Money Market V.I. Division	—	$	13.87	$	—	0.00%	1.40%	0.19%
U.S. Government Bond V.I. Division	—		27.16		—	0.00%	1.40%	-1.10%
High Yield V.I. Division	229		41.66		9,544	5.46%	1.40%	-4.02%
Advantage U.S. Total Market V.I. Division	315		327.77		103,196	10.94%	1.40%	-7.66%
Basic Value V.I. Division	960		85.48		82,036	12.63%	1.40%	-9.14%

MONARCH LIFE INSURANCE COMPANY

SEPARATE ACCOUNT VA

NOTES TO FINANCIAL STATEMENTS (unaudited)

DECEMBER 31, 2022

NOTE 7-CONTRACT OWNERS’ ACCUMULATION VALUES-continued

*These ratios represent dividends received by the Account’s divisions from the underlying investments, divided by the respective division’s average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reductions to the Account’s unit values. The recognition of investment income by the Account’s divisions is affected by the timing of the declaration of dividends by the underlying investments.

**These ratios represent the expenses of the Account (consisting primarily of mortality and expense risk charges) which result in a direct reduction to the Account’s unit values. Expenses of the underlying investments and any charges made directly to a contract (through the redemption of units) are excluded.

***These ratios represent the total return of the Account’s divisions. These ratios include changes in the values of the underlying investments and deductions for items included in the expense ratios. These ratios do not include any contract charges; inclusion of these amounts in the calculations would result in reductions in the ratios.

NOTE 8-DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Internal Revenue Code, as amended (the Code), a variable annuity contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as an annuity contract for federal tax purposes for any period for which the investments of the segregated asset account, on which the contract is based, are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury.

The Internal Revenue Service has issued regulations under Section 817(h) of the Code. Monarch Life believes, based on assurances from the Funds, that the Account satisfies the current requirements of the regulations.

NOTE 9-PRINCIPAL UNDERWRITER AND GENERAL DISTRIBUTOR

Baystate Capital Services, Inc. (BCSI), is the principal underwriter and general distributor of the contracts maintained in the Account. BCSI is a wholly-owned subsidiary of Monarch Life.

NOTE 10-SUBSEQUENT EVENTS

Management has determined that no subsequent events have occurred following the balance sheet date of December 31, 2022 which require recognition or disclosure in the financial statements